                                                                  Exhibit 10 (b)


                            ALPHA INDUSTRIES, INC.

                         EMPLOYEE STOCK PURCHASE PLAN


1.  Purpose.
    -------

    The Alpha Industries, Inc. Employee Stock Purchase Plan (hereinafter the "Plan") is intended to provide a method whereby employees of Alpha Industries, Inc. (the "Company") and participating subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2.  Eligible Employees.
    -------- ---------


    All employees of the Company or any of its participating subsidiaries who have completed six months of employment with the Company or any of its subsidiaries on or before the first day of the applicable Offering Period (as defined below) shall be eligible to receive options under this Plan to purchase the Company's Common Stock. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation as the terms "parent corporation" and "subsidiary corporation" are defined in Section 425(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 425(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

    For the purpose of this Plan, the term employee shall not include an employee whose customary employment is less than twenty (20) hours per week or is for not more than five (5) months in any calendar year.

3.  Stock Subject to the Plan.
    ----- ------- -- --- ----

    The stock subject to the options granted hereunder shall be shares of the Company's authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan with respect to each Offering Period is 100,000, and an aggregate of 300,000 for all fifteen Offering Periods, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like. If less than 100,000 shares of Common Stock are purchased during any of the first through fourteenth Offering Periods, the amount not purchased shall be carried forward to and made available for purchase in the subsequent Offering Period. If the number of shares of Common Stock reserved and available for any Offering Period is insufficient to satisfy all purchase requirements for that Offering Period, the reserved and available shares for that Offering Period shall be apportioned among participating employees in proportion to their options.

4.  Offering Periods and Stock Options.
    -------- ------- --- ----- -------

    There shall be fifteen Offering Periods during which payroll deductions will be accumulated under the Plan. Each Offering Period includes only regular pay days falling within it. The first Offering Period shall commence on February 1, 1990 and end on December 31, 1990. The second Offering Period shall commence on January 1, 1991 and end on December 31, 1991, and the third Offering Period shall commence on January 1, 1992 and end on December 31, 1992. Thereafter, the fourth through fifteenth Offering Periods shall commence and end as follows:


Offering          Offering Commencement  Offering Termination
Period                    Date                   Date
- ----------------  ---------------------  --------------------

    Fourth        January 1, 1993        June 30, 1993
    Fifth         July 1, 1993           December 31, 1993
    Sixth         January 1, 1994        June 30, 1994
    Seventh       July 1, 1994           December 31, 1994
    Eighth        January 1, 1995        June 30, 1995
    Ninth         July 1, 1995           December 31, 1995
    Tenth         January 1, 1996        June 30, 1996
    Eleventh      July 1, 1996           December 31, 1996
    Twelfth       January 1, 1997        June 30, 1997
    Thirteenth    July 1, 1997           December 31, 1997
    Fourteenth    January 1, 1998        June 30, 1998
    Fifteenth     July 1, 1998           December 31, 1998

    The Offering Commencement Date is the first day of each Offering Period.
The Offering Termination Date is the applicable date on which an Offering Period ends under this Article 4.

    On each Offering Commencement Date, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the Offering Termination Date at the Option Exercise Price, as hereinafter provided, that number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on the Offering Termination Date will pay for at a price equal to eighty-five percent (85%) of the fair market value of the Company's Common Stock on the Offering Commencement Date; provided that such employee remains eligible to participate in the Plan throughout such Offering Period. The Option Exercise Price for each Offering Period shall be the lesser of (i) eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Commencement Date, or (ii) eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Termination Date, in either case rounded up to avoid fractions other than multiples of 1/8. In the event of an increase or decrease in the number of outstanding shares of Common Stock through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Exercise Price per share provided for under the Plan, either by a proportionate increase in the number of shares and proportionate decrease in the Option Exercise Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Exercise Price per share, as may be required to enable an eligible employee who is then a participant in the Plan to acquire on the Offering Termination Date that number of full shares of Common Stock as his accumulated payroll deductions on such date will pay for at a price equal to eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Commencement Date, as so adjusted.

    For purposes of this Plan, the term "fair market value" means, if the Common Stock is listed on a national securities exchange or is on the National Market List of the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, the average of the high and low sales prices of the Common Stock on such exchange or as reported on NASDAQ or, if the Common Stock is traded in the over-the-counter securities market, but not on the National Market List of NASDAQ, the average of the high and low bid quotations for the Common Stock, each as published in the Wall Street Journal. If no shares of Common
                                -------------------
Stock are traded on the Offering Commencement Date or Offering Termination Date, the fair market value will be determined on the next regular business day on which shares of Common Stock are traded.

    For purposes of this Plan the term "business day" as used herein means a day on which there is trading on the American Stock Exchange or such other national securities exchange on which the Common Stock is listed.

    No employee shall be granted an option which permits his rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code.

5.  Exercise of Option.
    -------- -- ------

    Each eligible employee who continues to be a participant in the Plan on the Offering Termination Date shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at the Option Exercise Price, but in no event may an employee purchase shares of Common Stock in excess of the number of full shares as his accumulated payroll deductions on the Offering Termination Date will pay for at a price equal to 85% of the fair market value of the Common Stock on the Offering Commencement Date. If a participant is not an employee on the Offering Termination Date and throughout an Offering Period, he or she shall not be entitled to exercise his or her option.

6.  Authorization for Entering Plan.
    ------------- --- -------- ----

    An eligible employee may enter the Plan by filling out, signing and delivering to the Treasurer of the Company an Authorization:

   (a) stating the amount to be deducted regularly from his or her pay;

   (b) authorizing the purchase of stock for him or her in each Offering Period in accordance with the terms of the Plan;

   (c) specifying the exact name in which Common Stock purchased for him or her is to be issued in accordance with Article 11 hereof; and

   (d) at the discretion of the employee in accordance with Article 14, designating a beneficiary who is to receive any Common Stock and/or cash in the event of his or her death.

   Such Authorization must be received by the Treasurer of the Company at least ten (10) business days before the Offering Commencement Date.

   The Company will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

   Unless an employee files a new Authorization or withdraws from the Plan, his or her deductions and purchases under the Authorization he or she has on file under the Plan will continue as long as the Plan remains in effect. An employee may increase or decrease the amount of his or her payroll deductions as of the next Offering Commencement Date by filling out, signing and delivering to the Treasurer of the Company a new Authorization. Such new Authorization must be received by the Treasurer of the Company at least ten (10) business days before the date of such next Offering Commencement Date.

7. Maximum Amount of Payroll Deductions.
   ------- ------ -- ------- ----------

   An employee may authorize payroll deductions in any even dollar amount up to but not more than ten percent (10%) of his or her base pay; provided, however, that the minimum deduction in respect of any payroll period shall be five dollars ($5). Base pay means regular straight-time earnings excluding payments for overtime, incentive compensation, bonuses, and other special payments.

8. Unused Payroll Deductions.
   ------ ------- ----------

   Only full shares of Common Stock may be purchased. Any balance remaining in an employee's account after a purchase will be reported to the employee and will be carried forward to the next Offering Period. However, in no event will the amount of the unused payroll deductions carried forward from a payroll period exceed the Option Exercise Price per share for that Offering Period. If for any Offering Period the amount of unused payroll deductions should exceed the Option Exercise Price per share, the amount of the excess for any participant shall be refunded to such participant, without interest.

9.   Change in Payroll Deductions.
     ------ -- ------- ----------

     Deductions may not be increased or decreased during an Offering Period.

10.  Withdrawal from the Plan.
     ---------- ---- --- ----

   An employee may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his or her account under the Plan at any time prior to the Offering Termination Date by delivering a Withdrawal Notice to the Treasurer of the Company in which event the Company will promptly refund without interest the entire balance of such employee's deductions not theretofore used to purchase Common Stock under the Plan.

   An employee who withdraws from the Plan is like an employee who has never entered the Plan; the employee's rights under the Plan will be terminated and no further payroll deductions will be made. To reenter, such an employee must file a new Authorization at least ten (10) business days before the next Offering Commencement Date which cannot, however, become effective before the beginning of the next Offering Period following his withdrawal. Notwithstanding the foregoing, employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, who withdraw from the Plan may not reenter the Plan until the next Offering Commencement Date which is at least six months following the date of such withdrawal.

11.  Issuance of Stock.
     -------- -- -----

   Certificates for Common Stock issued to participants will be delivered as soon as practicable after each Offering Period.

   Common Stock purchased under the Plan will be issued only in the name of the employee, or, if the employee's Authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

12.  No Transfer or Assignment of Employee's Rights.
     -- -------- -- ---------- -- ---------- ------

   An employee's rights under the Plan are his or hers alone and may not be transferred or assigned to, or availed of by, any other person. Any option granted to an employee may be exercised only by him or her, except as provided in Article 13 in the event of an employee's death.

13.  Termination of Employee's Rights.
     ----------- -- ---------- ------

   Except as set forth in the last paragraph of this Article 13, an employee's rights under the Plan will terminate when he or she ceases to be an employee because of retirement, resignation, lay- off, discharge, death, change of status, failure to remain in the customary employ of the Company for twenty (20) hours or more per week, or for any other reason. A Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded.

   If an employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him or her on the day the interruption occurs.

   Upon termination of the participating employee's employment because of death, the employee's beneficiary (as defined in Article 14) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the expiration of the thirty (30) day period commencing with the date of the death of the employee, either (i) to withdraw, without interest, all of the payroll deductions credited to the employee's account under the Plan, or (ii) to exercise the employee's option for the purchase of shares of Common Stock on the next Offering Termination Date following the date of the employee's death for the purchase of that number of full shares of Common Stock reserved for the purpose of the Plan which the accumulated payroll deductions in the employee's account at the date of the employee's death will purchase at the applicable Option Exercise Price (subject to the maximum number set forth in Article 5), and any excess in such account (in lieu of fractional shares) will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the employee's account at the date of the employee's death and the same will be paid promptly to said beneficiary, without interest.

14.  Designation of Beneficiary.
     ----------- -- -----------

   A participating employee may file a written designation of a beneficiary who is to receive any Common Stock and/or cash in case of his or her death. Such designation of beneficiary may be changed by the employee at any time by written notice. Upon the death of a participating employee and upon receipt by the Company of proof of the identity and existence at the employee's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participating employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such employee's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the employee, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in the discretion of the Committee, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the employee as the Committee may designate. No beneficiary shall, prior to the death of the employee by whom he or she has been designated, acquire any interest in the Common Stock or cash credited to the employee under the Plan.

15.  Termination and Amendments to Plan.
     ----------- --- ---------- -- ----

   The Plan may be terminated at any time by the Company's Board of Directors. It will terminate in any case after the end of the fifteenth Offering Period, or if sooner, when all of the shares of Common Stock reserved for the purposes of the Plan have been purchased. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded without interest.

   The Board of Directors reserves the right to amend the Plan from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval within twelve (12) months before or after the Board of Directors adopts the amendment if the amendment would (a) except as provided in Articles 3, 4, 24 and 25, increase the aggregate number of shares of Common Stock to be offered under the Plan, or (b) change the class of employees eligible to receive options under the Plan; provided, further, that so long as there is a requirement under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, for stockholder approval of the Plan and certain amendments thereto, any such amendment which (a) materially increases the number of shares of Common Stock which may be offered under the Plan, (b) materially increases the benefits accruing to participants in the Plan or (c) materially modifies the requirement for eligibility to participate in the Plan, shall be subject to stockholder approval.

16.  Limitations of Sale of Stock Purchased Under the Plan.
     ----------- -- ---- -- ----- --------- ----- --- ----

   The Plan is intended to provide eligible employees an opportunity to acquire the Company's Common Stock for investment. Common Stock purchased under the Plan may not be sold for six (6) months after purchase on the Offering Termination Date, except in the case of death or disability of an employee who is not subject to Section 16 of the Securities Exchange Act of 1934, as amended, or unless otherwise permitted under Rule 16b-3 thereunder.
Thereafter, an employee may sell Common Stock purchased under the Plan at any time; provided, however, that because of certain Federal tax requirements, each employee will agree by entering the Plan, promptly to give the Company notice of any such Common Stock disposed of within two years after the Offering Commencement Date on which the Common Stock was purchased showing the number of such shares disposed of. The employee assumes the risk of any market fluctuations in the price of such Common Stock. Certificates representing shares of Common Stock purchased under the Plan will bear a legend reflecting the restrictions on transfer set forth herein.

17.  Company's Offering of Expenses Related to Plan.
     --------- -------- -- -------- ------- -- ----

   The Company will bear all costs of administering and carrying out the Plan.

18.  Participating Subsidiaries.
     ------------- ------------

   The term "participating subsidiaries" shall mean any subsidiary of the Company which is designated by the Committee to participate in the Plan. The Committee shall have the power to make such designation before or after the Plan is approved by the stockholders.

19.  Administration of the Plan.
     -------------- -- --- ----

   The Plan shall be administered by a committee of "disinterested" directors as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee.

   The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

   The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under said Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by that Committee.

   Promptly after the end of each Offering Period, the Committee shall prepare and distribute to each participating employee in the Plan a report containing the amount of the participating employee's accumulated payroll deductions as of the Offering Termination Date, the Option Exercise Price for such Offering Period, the number of shares of Common Stock purchased by the participating employee with the participating's accumulated payroll deductions, and the amount of any unused payroll deductions either to be carried forward to the next Offering Period, or returned to the participating employee without interest.

   No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Board of Directors and the Committee to the fullest extent permitted by law with respect to any claim, loss, damage or expense (including counsel fees) arising in connection with their responsibilities under this Plan.

20.  Optionees Not Stockholders.
     --------- --- ------------

   Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the Company with respect to the shares covered by such option until such shares have been purchased by and issued to him.

21.  Application of Funds.
     ----------- -- -----

   The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate participating employees' payroll deductions.

22.  Governmental Regulation.
     ------------ ----------

   The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

   In this regard, the Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective.

23.  Transferability.
     ---------------

   Neither payroll deductions credited to an employee's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 10.

24.  Effect of Changes of Common Stock.
     ------ -- ------- -- ------ -----

   If the Company should subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or should declare thereon any dividend payable in shares of such Common Stock, or should take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any individual participating employee) shall be adjusted accordingly.

25.  Merger or Consolidation.
     ------ -- -------------

   If the Company should at any time merge into or consolidate with another corporation, the Board of Directors may, at its election, either (i) terminate the Plan and refund without interest the entire balance of each participating employee's payroll deductions, or (ii) entitle each participating employee to receive on the Offering Termination Date upon the exercise of such option for each share of Common Stock as to which such option shall be exercised the securities or property to which a holder of one share of the Common Stock was entitled upon and at the time of such merger or consolidation, and the Board of Directors shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of this Article 25 shall thereafter be applicable, as nearly as reasonably possible. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

26.  Withholding of Additional Federal Income Tax.
     ----------- -- ---------- ------- ------ ---

   The Company, in accordance with Section 3402(a) of the Code, and the Regulations and Rulings promulgated thereunder, will withhold from the wages of participating employees, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includable in the employee's gross income.

27.  Approval of Stockholders.
     -------- -- ------------

   The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Company, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board of Directors. Options may be granted under the Plan prior and subject to such stockholder approval.
If the Plan is not so approved by the stockholders, all payroll deductions from participating employees shall be returned without interest and all options so granted shall terminate.

   The Plan was adopted by the Board of Directors on December 21, 1989.

   The Plan was amended by the Board of Directors on _____________________.

   The Plan was further amended by the Board of Directors on __________________.